UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Fortress Net Lease REIT (the “Company”) has established a new series of Class S common shares, par value $0.01 per share (the “Class S shares”), Class D common shares, par value $0.01 per share (the “Class D shares”), and Class I common shares, par value $0.01 per share (the “Class I shares” and, together with the Class S shares and Class D shares, the “New Shares”), as described in Item 5.03 of this Current Report on Form 8-K (this “Current Report”).

In connection with the establishment of the New Shares and substantially concurrently with the Company’s adoption of the Amended Declaration of Trust (as defined below in Item 5.03 of this Current Report), the Company renamed the existing series of Class D common shares, par value $0.01 per share (the “Legacy Class D shares”), as Class D-S common shares (the “Class D-S shares”). Other than the name change effectuated under the Amended Declaration of Trust, the Class D-S shares are identical to the Legacy Class D shares in all respects, including as it relates to preferences, rights, voting powers, restrictions and limitations. In addition, effective as of November 15, 2024, the Company’s existing Class B common shares (the “Legacy Class B shares”) and Class C common shares (the “Legacy Class C shares” and, together with the Legacy Class B shares, the “Cancelled Shares”) were cancelled.

The preferences,  rights, voting powers, restrictions and limitations of redemptions for the New Shares are substantially similar to the preferences,  rights, voting powers, restrictions and limitations of the Company’s existing Class F-S common shares, Class F-D common shares and Class F-I common shares (collectively, the “Existing Shares”), including the same proportional rights to the Company’s assets, except that each series of New Shares pays a management fee equal to 1.25% of net asset value (“NAV”) per annum and entitles the Special Limited Partner (as defined below) to receive a performance participation allocation equal to 12.5% of the Total Return (as defined in the Amended Operating Partnership Agreement (as defined below)) from unit holders of the Operating Partnership (as defined below), subject to a 5% Hurdle Amount and a High Water Mark, with a Catch-Up (each as defined in the Amended Operating Partnership Agreement).

Third Amended and Restated Limited Partnership Agreement of FNLR OP LP

On November 15, 2024, FNLR GP LLC, a Delaware limited liability company and the Company’s wholly-owned subsidiary, on behalf of itself and FNLR SLP LLC, a Delaware limited liability company and a wholly-owned subsidiary of Fortress Investment Group LLC (the “Special Limited Partner”), and the limited partners thereto, entered into the Third Amended and Restated Limited Partnership Agreement (the “Amended Operating Partnership Agreement”) of FNLR OP LP, a Delaware limited partnership and subsidiary of the Company (the “Operating Partnership”). The Amended Operating Partnership Agreement amends the prior version of the agreement to make certain updates to reflect the establishment of the New Shares and the renamed Class D-S shares and to establish new units of the Operating Partnership designated as Class S units, Class D units and Class I units (collectively, the “New OP Units”), to rename the existing Class D units (the “Legacy Class D Units”) as Class D-S units (the “Class D-S Units”), and to cancel the existing Class B units and Class C units. Other than the name change, the Class D-S Units are identical to the Legacy Class D Units in all respects, including as it relates to preferences, rights, voting powers, restrictions and limitations. The preferences,  rights, voting powers, restrictions and limitations of conversion and redemption for the New OP Units are substantially similar to the preferences,  rights, voting powers, restrictions and limitations of the Operating Partnership’s Class F-S units, Class F-D units and Class F-I units (collectively, the “Existing OP Units”), except that the New OP Units are subject to a management fee equal to 1.25% of NAV per annum and entitle the Special Limited Partner to receive a performance participation allocation equal to 12.5% of the Total Return from unit holders of the Operating Partnership, subject to a 5% Hurdle Amount and a High Water Mark, with a Catch-Up.

The foregoing description is only a summary of the material provisions of the Amended Operating Partnership Agreement and is qualified in its entirety by reference to the full text of the Amended Operating Partnership Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Second Amended and Restated Management Agreement

On November 15, 2024, the Company, the Operating Partnership and FNLR Management LLC, a Delaware limited liability company (the “Adviser”), entered into the Second Amended and Restated Management Agreement (the “Amended Management Agreement”). The Amended Management Agreement has been amended and restated to reflect the inclusion of the New Shares and Class D-S shares and the removal of the Cancelled Shares. The Amended Management Agreement, including the terms and conditions set forth therein prior to the amendment, otherwise remains unchanged.

The foregoing description is only a summary of the material provisions of the Amended Management Agreement and is qualified in its entirety by reference to the full text of the Amended Management Agreement, which is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Second Amended and Restated Dealer Manager Agreement and Form of Participating Broker-Dealer Agreement

On November 15, 2024, the Company, the Adviser and Independent Brokerage Solutions LLC (in such capacity, the “Dealer Manager”) entered into the Second Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), including a revised form of Participating Broker-Dealer Agreement (the “Form of Participating Broker-Dealer Agreement”) to be entered into with certain broker-dealers and the Dealer Manager. The Amended Dealer Manager Agreement and the Form of Participating Broker-Dealer Agreement have been amended and restated to reflect the inclusion of the New Shares and Class D-S shares and the removal of the Cancelled Shares. The Amended Dealer Manager Agreement and Form of Participating Broker-Dealer Agreement, including the terms and conditions set forth therein prior to the amendment, otherwise remain unchanged.

The foregoing description is only a summary of the material provisions of the Amended Dealer Manager Agreement and Form of Participating Broker-Dealer Agreement and is qualified in its entirety by reference to the full text of the Amended Dealer Manager Agreement and Form of Participating Broker-Dealer Agreement, which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Declaration of Trust

On November 14, 2024, the Company adopted the Third Amended and Restated Declaration of Trust (the “Amended Declaration of Trust”) pursuant to which the Company designated the New Shares, renamed the Class D-S shares, and cancelled the Cancelled Shares, which Amended Declaration of Trust became effective on November 15, 2024.

The disclosures set forth in Item 1.01 hereof are hereby incorporated by reference into this Item 5.03.

The foregoing description is only a summary of the material provisions of the Amended Declaration of Trust and is qualified in its entirety by reference to the full text of the Amended Declaration of Trust, which is filed as Exhibit 3.1 to this Current Report and incorporated by reference herein.

Item 8.01.	Other Events.

Amended and Restated Share Repurchase Plan

Effective November 15, 2024, the Board of Trustees of the Company (the “Board”) amended the Company’s share repurchase plan (the “Share Repurchase Plan”) to incorporate the New Shares and Class D-S shares in the Share Repurchase Plan and to remove the Cancelled Shares. The Share Repurchase Plan otherwise remains unchanged.

The foregoing description is only a summary of the material provisions of the Share Repurchase Plan and is qualified in its entirety by reference to the full text of the Share Repurchase Plan, which is filed as Exhibit 4.1 to this Current Report and incorporated by reference herein.

Amended and Restated Distribution Reinvestment Plan

Effective November 15, 2024, the Board amended the Company’s distribution reinvestment plan (the “DRIP”) to incorporate the New Shares and Class D-S shares in the DRIP and to remove the Cancelled Shares. The DRIP otherwise remains unchanged.

The foregoing description is only a summary of the material provisions of the DRIP and is qualified in its entirety by reference to the full text of the DRIP, which is filed as Exhibit 4.2 to this Current Report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Declaration of Trust of the Company, dated November 15, 2024

4.1	Second Amended and Restated Share Repurchase Plan, dated November 15, 2024

4.2	Amended and Restated Distribution Reinvestment Plan adopted by the Company, effective as of November 15, 2024

10.1	Third Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated November 15, 2024

10.2	Second Amended and Restated Management Agreement, dated November 15, 2024, by and among the Company, the Operating Partnership and the Adviser

10.3	Second Amended and Restated Dealer Manager Agreement, dated November 15, 2024, by and among the Company, the Adviser and the Dealer Manager

10.4	Form of Participating Broker-Dealer Agreement between the Dealer Manager and participating broker-dealers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2024

Fortress Net Lease REIT

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer